UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WSB HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WSB HOLDINGS, INC.

4201 Mitchellville Road, Suite 200

Bowie, Maryland 20716

(301) 352-3120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2011

To the Stockholders of

WSB Holdings, Inc:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WSB Holdings, Inc., will be held at 9:00 a.m., local time, on April 27, 2011 at the Comfort Inn Conference Center, 4500 Crain Highway, Bowie, Maryland, for the purpose of considering and voting upon the following matters:

1.               The election of Messrs. Harnett, Huffman and McPherson as Directors for a term of three years each;

2.               Approval of the 2011 Equity Incentive Plan; and

3.               Any and all other business which may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on March 16, 2011 are entitled to notice of and to vote on the matters to come before the annual meeting and at any adjournment of the meeting.  The Board of Directors is not aware of any other business to come before the meeting.

A Proxy Statement containing information for stockholders is annexed hereto and a copy of the Annual Report on Form 10-K of WSB Holdings, Inc. for the year ended December 31, 2010, is enclosed herewith.  Stockholders of record at the close of business on March 16, 2011, will be entitled to notice of and to vote at the Meeting.

It is important that your shares be represented at the annual meeting regardless of the number you own.  Even if you plan to be present at the annual meeting, we urge you to vote your shares via the toll-free telephone number listed on the proxy card, the internet or by mail.  If you attend this meeting you may vote in person or by your executed proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the time it is exercised as described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ William J. Harnett

William J. Harnett
Chairman of the Board of Directors

Bowie, Maryland
March 22, 2011

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL, PHONE OR INTERNET AS SOON AS POSSIBLE.

THE ANNUAL MEETING

This proxy statement is being furnished to you as part of the solicitation of proxies by WSB Holdings, Inc.’s Board of Directors for use at the Annual Meeting of Stockholders to be held on April 27 2011 (the “Annual Meeting”), and at any adjournment or postponement of the meeting.  This proxy statement, the accompanying Notice of Annual Meeting our Annual Report on Form 10-K for the year ended December 31, 2010 and the enclosed proxy card are being mailed to you on or about March 31, 2011.

WSB Holdings, Inc. (“WSB”) became the holding company for The Washington Savings Bank, F.S.B. (“the Bank”) on January 3, 2008.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 27, 2011:

This proxy statement and our annual report on Form 10-K are available on WSB’s internet website http://www.twsb.com/ab_financial_quarterly.html.

If you are a stockholder of record (i.e. you own the shares directly in your name), you may attend the meeting and vote in person as long as you present valid proof of identification at the meeting.  If you hold your shares in WSB beneficially but not of record (i.e. the shares are held in the name of a broker or other nominee for your benefit) you must present proof of beneficial ownership in order to attend the meeting, which generally can be obtained from the record holder, and you must obtain a proxy from the record holder in order to vote your shares if you wish to cast your vote in person at the meeting. For further information please contact our corporate office at (301) 352-3120.

Date, Time and Place

The Annual Meeting of Stockholders will be held at 9:00 a.m., local time, on April 27, 2011 at the Comfort Inn Conference Center, 4500 Crain Highway, Bowie, Maryland.

Matters to be Considered at the Meeting

At the meeting, holders of WSB common stock will consider and vote upon:

1.               The election of Messrs. Harnett, Huffman and McPherson as Directors for a term of three years each;

2.               Approval of the 2011 Equity Incentive Plan; and

3.               Any and all other business which may properly come before the meeting or any adjournments thereof.

WSB knows of no other matters to be brought before the Annual Meeting.  If any matter incident to the conduct of the Annual Meeting should be brought before the meeting, the persons named in the proxy card will vote in their discretion.

WSB’s principal executive offices are located at 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716, and its telephone number at such address is (301) 352-3120.

Board of Directors Recommendation

WSB’s Board of Directors unanimously recommends that you vote FOR the election of all of the Board’s nominees for election as directors and FOR approval of the 2011 Equity Incentive Plan.

Record Date; Stock Entitled to Vote; Quorum

WSB’s Board of Directors has fixed the close of business on March 16, 2011 as the record date for the Annual Meeting. Only holders of WSB common stock on the record date will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. At the record date, 7,992,232 shares of WSB common stock were outstanding and entitled to vote. These shares were held by approximately 222 stockholders of record.

In the election of directors, each stockholder is entitled to cast a number of votes equal to the number of his or her shares multiplied by the number of directors nominated (which at this Annual Meeting will be three).  Cumulative voting is permitted whereby the votes may all be cast for a single nominee or may be distributed among two or more nominees as the stockholder determines. Any stockholder wishing to cumulate votes must so state before ballots are cast, and may do so by writing cumulative voting instructions in the space provided on the proxy card.  In the absence of specific instructions to the contrary, each stockholder will be assumed to have cast for each nominee that number of votes equal to the number of his or her shares designated by him or her (in other words, shares will not be voted on a cumulative basis in the absence of specific instructions to do so).

If your shares are held in the name of a bank, brokerage firm or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted. In general, under the rules or various national and regional securities exchanges, holders of record have the authority to vote shares for which their customers do not provide voting instructions on certain routine, uncontested items, but may not vote on non-routine proposals. In the case of non-routine or contested items, the institution holding street name shares cannot vote the shares if it has not received voting instructions.  These are considered to be “broker non-votes.” The election of directors and the approval of our 2011 Equity Incentive Plan are matters considered non-routine under applicable rules and brokers and other “street name” record holders of our shares of common stock are not permitted to vote such shares in the election of directors or the proposal to approve the 2011 Equity Incentive Plan unless they receive instructions from the beneficial owners of the shares. If you hold your shares through a bank, broker or other nominee, it is extremely important that you instruct your record holder how to vote your shares. If you do not, your shares will not be voted at the Annual Meeting.

If we have not obtained sufficient votes for a quorum, the Annual Meeting will be postponed to permit us to further solicit proxies.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information as of March 16, 2011 indicating the amount and percentage of WSB’s common stock beneficially owned by each director and nominee for director, each Named Executive Officer, and all directors and executive officers as a group, and by all persons, to the knowledge of WSB, beneficially owning more than five percent of WSB common stock.

Name		Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Shares
Phillip C. Bowman	(2)	7,950	*
George Q. Conover	(4)	103,160	1.3%
Charles A. Dukes, Jr.	(5)	3,800	*
Susan L. Grant		115	*
William J. Harnett	(2) (3)	3,416,727	42.1%
Kevin P. Huffman	(2)	31,454	*
Eric S. Lodge	(5)	705	*
Charles W. McPherson	(5)	3,800	*
Michael J. Sullivan	(4)	418,010	5.2%
All directors and executive officers as a group (11 persons)		4,074,031	49.4%

Name and Address of Other 5% Holders of Common Stock

Friedlander & Co., Inc.	(6)	467,330	5.9%
322 East Michigan Street
Suite 250
Milwaukee, WI 53202

*                                         Constitutes less than 1% of the outstanding shares of WSB common stock.

(1)                                  Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Unless otherwise indicated, all persons have sole voting and dispositive powers as to all shares reported.

(2)                                  Beneficial ownership of Messrs. Harnett, Bowman and Huffman includes 126,000 shares, 5,000 shares and 30,000 shares, respectively, subject to options granted and exercisable under WSB’s option plans.

(3)                                  Does not include 260,886 shares owned by Mr. Harnett’s adult children, of which he disclaims beneficial ownership.  Mr. Harnett’s address is c/o 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716.

(4)                                  Beneficial ownership of each of Messrs. Conover and Sullivan includes 10,500 shares subject to options granted and exercisable under WSB’s option plans.

(5)                                  With respect to Mr. Lodge includes 150 shares which are jointly owned with his wife. The 3,800 shares for Mr. McPherson are also jointly owned with his wife.  Mr. Duke’s shares include 2,100 shares indirectly owned as trustee for his grandchildren.

(6)                                  Based on the schedule 13G/A filed by Friedlander & Co., Inc. on February 9, 2011.

PROPOSAL I — ELECTION OF DIRECTORS

The Charter of WSB Holdings, Inc. provides that directors are elected for three-year terms, with approximately one-third of the directors being elected at each Annual Meeting of Stockholders.  WSB currently has eight directors divided into three classes, which are composed of three, three and two directors, respectively.  The term of office of one class expires in each year.  The terms of Messrs. Harnett, Huffman and McPherson expire at the 2011 Annual Meeting. Each of them have been nominated to be elected to serve until the 2014 Annual Meeting of Stockholders and until their successors are elected and qualified.

Assuming a quorum is present, the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Annual Meeting is required to elect the director nominees.  In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected.  Withheld votes and broker non-votes will not affect the outcome of the election of directors.

Under the applicable rules of the various national and regional securities exchanges applicable to their member brokerage firms, brokers and other “street name” record holders of our shares of common stock are not permitted to vote such shares in the election of directors unless they receive instructions from the beneficial owners of the shares. If you hold your shares through a bank, broker or other nominee, it is extremely important that you instruct your record holder how to vote your shares. If you do not, your shares will not be voted in the election of directors at the Annual Meeting.

All proxies will be voted as directed by the stockholder on the proxy form.  It is intended that the proxies solicited by the Board of Directors, if executed and not revoked (other than with respect to broker non-votes), will be voted “FOR” the election as directors of the nominees listed below unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions.  If any of the nominees listed below are unable to serve for any reason, a substitute or substitutes will be nominated by the Board of Directors, and those proxies voted for the original nominee or nominees will be voted for such substitute or substitutes.  WSB has no reason to believe that any nominee will be unable to serve.

Information as to Nominees and Other Directors

The following table sets forth certain information as of March 22, 2011, with respect to the three nominees and the five continuing directors, none of whom are related to each other or to any other executive officer of WSB.

Names and Ages of Proposed Nominees to Serve Until 2014	Principal Occupation, Directorships with Public Companies and Past Experience

William J. Harnett Age 80

Mr. Harnett has been a Director of the Bank since its inception, serving as Chairman of the Board since 1988 and as Chief Executive Officer from 1988 until he retired as Chief Executive Officer in February 2005. He has also served as a Director of WSB since its formation in January 2008. He also was founder, Chairman and Chief Executive Officer of the former Bank parent company, Washington Homes, Inc., which was listed on the New York Stock Exchange before being sold in 1988. Mr. Harnett’s qualifications to serve on the Board at this time include his extensive knowledge of the Bank’s history, business and operations, as well as the risks facing the industry, as a result of his long tenure with the Bank both as a director and as former CEO.

Kevin P. Huffman Age 50

Mr. Huffman has been President and a Director of the Bank since January 2004, Chief Operating Officer of the Bank since May 2003, and a Director of WSB since its formation in January 2008. He joined the Bank in November 2001 as Senior Vice President. From 2000 to 2001 he served as Vice President, Director and Secretary of Penn Mar Bancshares. Prior to that, Mr. Huffman was the Executive Vice President, COO and Director of both Patapsco Valley Bancshares, Inc. and Commercial and Farmers Bank from 1996 to March 2000. Mr. Huffman’s qualifications to serve as a director at this time include his extensive banking experience, particularly with WSB and the Bank, and his in-depth knowledge of the Bank and its business and operations as a result of his many years with the Bank as both an executive officer and a director. We believe it is beneficial to have executive officers, who are familiar with the day-to-day operations of WSB and the Bank, serving on the Board of Directors, which provides the Board with a management perspective that helps the Board successfully oversee WSB.

Charles W. McPherson Age 48

Mr. McPherson has served as a Director of WSB and the Bank since October 2008. He has 23 collective years of accounting experience, and since 1997 has served as the Chief Operating Officer of the Facchina Group of Companies which are headquartered in LaPlata, Md. He has over 18 years experience in financial and development matters. He is a Certified Public Accountant and is a past and present member on many prominent boards, including: Board of Trustees, Greater Washington Initiative, Washington D.C.; Board Member, Greater Washington Board of Trade; Former Chairperson, Civista Health Foundation; Member and former Chairman, Metro Washington Chapter, Associated Builders and Contractors, Inc.; Board of Trustees, Greenville College, Greenville, Illinois; Former Member, Charles County Economic Development Council; Former Member, Charles County Planning Commission; Former Member, LaPlata Design Review Board. He is a member of the Board’s Audit Committee. Mr. McPherson’s qualifications to serve on the Board at this time include his experience on many prominent boards as well as his financial expertise. Mr. McPherson is an audit committee financial expert as defined in Item 407 (d)(5) of SEC Regulation S-K. Mr. McPherson’s extensive experience in accounting as well as his knowledge in development matters enables him to provide the Board with useful insight in evaluating the business conditions in which WSB operates. Mr. McPherson has experience with public company and governance and financial matters, having served on several committees and boards of directors, which provides valuable knowledge and experience to the Board regarding our obligations as a public company.

Names and Ages of Continuing Directors to Serve until 2013

George Q. Conover Age 79

Mr. Conover has served as a Director of the Bank since August 17, 1989, and previously served as a founding Director from the inception of the Bank until October 1985. He has also served as a Director of WSB since its formation in January 2008. Since March 2000, he has served as Product Development Manager for Financial Freedom, a reverse mortgage lender, which is a subsidiary of IndyMac. Prior to that, Mr. Conover was the CEO of International Mortgage Company for 25 years. He is a member of the Board’s Audit Committee. Mr. Conover’s qualifications to serve as a director at this time include his in-depth knowledge of the Bank’s business and operations resulting from his service on the Bank’s Board of Directors since inception of the Bank along with his years of experience in lending. Based on Mr. Conover’s experience in the mortgage lending market, he provides perspective to the board on issues affecting the lending market community. This experience and tenure has given Mr. Conover the necessary understanding and ability to assist in Board oversight and as an audit committee member.

Eric S. Lodge Age 36

Mr. Lodge has served as a Director of the Bank since November 2003 and a Director of WSB since its formation in January 2008. Mr. Lodge is a Managing Director with High Street Partners, Inc., an international business consulting firm headquartered in Annapolis, Maryland. Prior to joining High Street Partners in August 2004, he worked in the corporate finance departments of CIENA Corporation from June 2000 to August 2004 and at Northrop Grumman — Electronic Sensors and Systems Sector (ESSS) from January 1997 to June 2000. He also served as an internal auditor of WSB during 1996. In December 1996, he received his Bachelor of Science Degree in Finance and Economics from the University of Maryland. He is a member of the Board’s Audit Committee. Mr. Lodge’s qualifications to serve as a director at this time include his knowledge of the Bank’s business and operations as a result of his years of service as a director of the Bank, his education and his experience in business and finance. His education, business skills, and his experience in corporate financial departments of major corporations, provide the understanding necessary to serve on the Board of Directors and as a member of the audit committee.

Michael J. Sullivan Age 55

Mr. Sullivan has been a Director of the Bank since its inception and a Director of WSB since its formation in January 2008. He has served as a Principal of Cherrywood Development, LLC, a residential development company doing business in the suburban area of Washington, D.C., since 1991. He serves as the Chair of the Board’s Audit Committee. Mr. Sullivan’s qualifications to serve as a director at this time include his in-depth knowledge of the Bank’s business and operations resulting from his service on the Bank’s board of directors since inception in October 1985, his experience in managing a business and his knowledge of real estate development. This background enables Mr. Sullivan to provide valuable insights to the Board, particularly with respect to the real estate markets in which we operate. Mr. Sullivan’s extensive experience and background enables him to provide useful insight in evaluating the business conditions in markets in which WSB operates. This experience and tenure with WSB has given Mr. Sullivan the necessary understanding and the ability for Board oversight and to serve as an audit committee member.

Names and Ages of Continuing Directors to Serve Until 2012

Phillip C. Bowman Age 63

Mr. Bowman has served as Chief Executive Officer and as a Director of the Bank since March 2005 and as Chief Executive Officer and a Director of WSB since its formation in January 2008. He was a Director, President and Chief Executive Officer of American Bank, a federally chartered savings bank located in Silver Spring, Maryland, from August 1994 until March 2005. In addition, Mr. Bowman was also the President and Chief Executive Officer and a Director of American Bank Holdings, Inc., the holding company for American Bank from November 2002 until December 2004. Mr. Bowman’s qualifications for serving as a director at this time include his many years of banking experience, including with WSB and the Bank, and his in-depth knowledge of the Bank and its business and operations as a result of his many years within the banking industry as both an executive officer and a director. As a result of his extensive experience within the banking industry, Mr. Bowman brings sound administration guidance, effective communication of the Board’s strategic plans to the Bank’s officers, extensive knowledge of regulatory and compliance issues and has effectively implemented the Bank’s strategic plans. We believe it is beneficial to have executive officers, who are familiar with the day-to-day operations of WSB and the Bank, serving on the Board of Directors.

Charles A. Dukes, Jr. Age 75

Mr. Dukes has served as a Director of WSB and the Bank since February 2008. Mr. Dukes, known for his leadership in commercial real estate, is actively involved in economic development and planning for Prince George’s County as well as the suburban metro area. He has served on several boards and committees including: Chairman, Board of Directors — Prince George’s County Economic Development Corporation; Board of Directors, Executive Committee; Chair, Transportation Committee — Greater Washington Board of Trade; President, Life Director — Prince George’s Chamber of Commerce; President, Life Director — Maryland National Capital Building Industry Association; Chairman — Doctors Community Hospital Foundation; Chairman — Maryland National Capital Park & Planning Commission. He is also a member of the Board’s Audit Committee. Mr. Dukes’ qualifications to serve as a director at this time include his experience on several boards of directors and executive committees. This experience has allowed Mr. Dukes to provide a unique customer and community perspective to the Board.

CORPORATE GOVERNANCE

Code of Ethics

WSB has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as all of our executive officers and directors and to all associates of WSB and its subsidiaries, including the Bank.  WSB has adopted this Code of Ethics to promote the highest standards of ethical conduct by its directors, executive officers and employees.  A copy of the Code of Ethics can be found on WSB’s internet web site (www.twsb.com).

Meetings of the Board of Directors; Independence of the Board of Directors

WSB conducts business through meetings of its Board of Directors and through activities of its committees.  During 2010, WSB’s Board of Directors held eight meetings and the Bank’s Board of Directors held fifteen meetings. All of our current directors attended at least 75% of the total number of meetings of the Board and Board committees on which such directors served during 2010.  The Board of Directors has determined that Messrs. Sullivan, Conover, Dukes, Lodge and McPherson are independent as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC (the “Independent Directors”). In making this determination, the Board considered any transactions and relationships between each director or his or her immediate family and WSB and its subsidiaries, as reported under “Certain Relationships and Related Person Transactions” below.  Mr. Harnett is not independent because he was previously an executive officer of WSB, and remains a non-executive employee.  Messrs. Bowman and Huffman are not independent because they are executive officers of WSB.

Committees of the Board of Directors

Nominating Committee.  The Board of Directors of WSB does not have a separate standing nominating committee. WSB’s Bylaws provide that the full Board shall nominate candidates to stand for election as directors; however, pursuant to procedures adopted by the Board, the Independent Directors select and recommend new nominees (i.e. persons not currently serving as a director) for the full Board’s consideration.  In this regard, the Independent Directors also conduct appropriate inquiries into the backgrounds and qualifications of potential director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.  In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Independent Directors recommend to the Board the class of directors in which the director-nominee should serve.  Acting in this capacity the Independent Directors did not have a necessity to meet during 2010 with respect to the selection and recommendation of any new director nominees (i.e. persons not currently serving as a director).  The Independent Directors did, however, have one meeting during 2010 to recommend that the Board of Directors nominate for director the three directors whose terms were expiring at the 2011 annual meeting of stockholders.  Each of the three independent directors up for renewal abstained from voting on themselves but voted with respect to the other nominees, and the Independent Directors’ recommendation was submitted to the full Board of Directors for approval.

WSB’s Board of Directors does not believe it needs a separate nominating committee because the Board is comprised of a majority of independent directors and the full Board selects nominees for election as directors based on the recommendation of the Independent Directors. The Board of Directors has adopted a policy setting forth its director nomination process.  The Independent Directors endeavor to identify, recruit and nominate candidates characterized by wisdom, maturity, sound judgment, honesty, upstanding reputation in and commitment to the community, excellent business skills, understanding of financial statements, sufficient time and energy to devote to the affairs of WSB and high integrity.  The Board also considers any special expertise, such as educational, business or banking experience, that qualifies a person as an audit committee financial expert or other relevant business experience.  The Independent Directors and the Board believe that they can best serve WSB and the stockholders by preserving flexibility to consider candidates under the factors and criteria described above and to choose nominees for directors that they believe are most suitable to serve as directors based on their knowledge, experience, and other factors identified above.  The Independent Directors and the Board have not, therefore, established specific minimum qualifications or a specific diversity component for candidates for membership on the Board and do not consider diversity in identifying nominees for director.

The Independent Directors also consider candidates for nomination to the Board of Directors who are recommended by a stockholder when WSB is actively considering potential new directors.  Pursuant to WSB’s Bylaws stockholders wishing to nominate potential director candidates must submit such nominations in writing to the Secretary of WSB at its principal executive offices not later than 120 or earlier than 150 calendar days before the anniversary of the date the proxy statement was delivered to stockholders in connection with the prior year’s annual meeting, unless no proxy statement was delivered in connection with the prior year’s meeting or the current meeting is moved beyond certain time thresholds, in which case alternative timing requirements apply as set forth in the Bylaws. Submissions must include sufficient biographical information about the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business and information with respect to such person’s stock holdings in WSB.  A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. Stockholder recommendations for director nominees complying with the procedures above will receive the same consideration as other candidates identified by the Independent Directors.

The Independent Directors identify potential candidates through various methods, including but not limited to, recommendations from existing directors, customers and executive officers/employees.

Compensation Committee.  Prior to the formation of our Compensation Committee which was established in December 2010, our Independent Directors performed the duties of the current Compensation Committee. Under the terms of its newly established Charter, a copy of which is available on WSB’s internet website at www.twsb.com, the Compensation Committee conducts the deliberation, evaluation, and establishment of executive officer compensation.  Pursuant to its Charter, the

Compensation Committee consists of at least three directors, each of whom is (i) “independent” as defined by the listing standards of the NASDAQ Stock Market LLC, (ii) a “Non-employee Director”, as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.  The members of the Compensation Committee are Messrs. Sullivan, Conover, Dukes, Lodge and McPherson, all of whom meet these requirements.  The Compensation Committee held two meetings dealing with compensation during the year ended December 31, 2010. During these meetings the Compensation Committee approved our corporate goals and objectives related to compensation, and evaluated the executive officers’ performance and compensation in view of those goals and objectives. Our CEO does not participate in discussions relating to his own compensation, but makes recommendations of amounts for each element of compensation for the other Named Executive Officers listed in the summary compensation table on page 15 (“NEOs”).  The Compensation Committee, however, has the ultimate say over all compensation amounts.  The other NEOs do not participate in compensation determinations made by the Compensation Committee.

While authorized to engage consultants as deemed needed, our Compensation Committee has not engaged the services of a compensation consultant in determining the amount or form of executive and director compensation.  The Independent Directors, acting in lieu of a formal compensation committee prior to 2010, also did not engage such a consultant other than retaining a consultant to prepare benchmark surveys in connection with the Bank’s negotiation of Mr. Bowman’s employment agreement in 2005. However, the Compensation Committee does utilize outside, publicly-available independent executive compensation reviews from SNL Financial and America’s Community Bankers Association in analyzing banking peer group salary and benefit information in determining the NEOs compensation.  The peer group information used for consideration is based on peer groups as defined and set by the outside service provider based on asset size, geographic location, type of financial institution, and operating performance.  Accordingly, consistent with our objectives, the compensation of our executives is set with regard to the competitive market.  We do not, however, specifically benchmark the NEOs’ total compensation or any individual element of compensation to our peer companies, but generally review the information for competitive purposes.

Prior to our Board of Directors constituting the Compensation Committee, our Independent Directors performed the Compensation Committee’s current duties.  The Independent Directors met in this capacity two times during 2010.

Audit Committee.  The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee currently consists of Messrs. Sullivan (Chairman), Conover, Dukes, Lodge and McPherson, all of whom meet the independence and experience requirements of the NASDAQ Stock Market LLC. The primary functions of the Audit Committee are to assist in Board oversight of (i) the integrity of WSB’s financial statements (ii) the adequacy of WSB’s system of internal controls, (iii) WSB’s compliance with legal and regulatory requirements, (iv) the independent auditors’ qualifications and independence, and (v) the performance of WSB’s independent and internal auditors. The Audit Committee meets with WSB’s independent registered public accounting firm and with WSB’s internal auditor, which reports on the results of WSB’s quality control reviews, outsourced compliance and internal audit reports. The Audit Committee’s responsibilities are as described in a written Charter. A copy WSB’s Audit Committee Charter can be found on WSB’s internet web site (www.twsb.com). The Audit Committee held eight meetings during the year ended December 31, 2010.

The Board of Directors has determined that Mr. McPherson is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

Board Leadership Structure and Risk Oversight Role

The role of the Chairman of the Board of Directors and the Chief Executive Officer are not currently held by the same person.  The current Chairman of the Board was also the Bank’s former Chief Executive Officer until he retired from the Chief Executive Officer position in 2005.  These separate roles are not mandated by any provision of law or by our articles of incorporation or our bylaws. The Board of Directors currently believes that the separate roles provide an appropriate balance of authority between management and the Board.  The Board of Directors may establish a different leadership structure in the future if it determines such a different structure to be necessary or appropriate given WSB’s circumstances at such time.

The Board of Directors of WSB, all of which are also members of the Board of Directors of the Bank, actively oversees WSB’s and the Bank’s risk management activities, principally through the work of Board committees and also through the policy approval function of the Board of Directors of the Bank.  The appropriate Board committees of WSB and the Bank assess and oversee specific risks appropriate to such committees and regularly report to the Board of Directors in this regard.  Management is responsible for the day-to-day risk management and reviews reports provided by the assigned personnel.  All items requiring additional attention are discussed with the full Board of Directors, and management regularly reports to the Board regarding risk management activities.  The Board of Directors also oversees risk management through the Bank Board’s policy approval function.  Each of the Bank’s operating policies and procedures must be reviewed and re-approved by the Board annually.  As a result, the Bank’s Board of Directors ensures that any changes needed in response to risk management are incorporated into the Bank’s policies and procedures.

The Board of Directors does not believe that its risk oversight function has had any effect on its leadership structure as described above.

Compensation of Directors

The following table summarizes the compensation paid to WSB’s non-employee directors during fiscal year 2010.  Beyond these and other standard arrangements described below, no other compensation was paid to any such director.

Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (2)	Total ($)
George Q. Conover	$23,000	$—	$23,000
Charles A. Dukes Jr.	23,500	—	23,500
William J. Harnett	—	150,000	150,000
Eric S. Lodge	22,000	—	22,000
Charles W. McPherson	21,500	—	21,500
Michael J. Sullivan	21,500		21,500

(1)          Messrs. Bowman and Huffman are executive officers and are not compensated for their services as Directors.

(2)          Represents annual salary of $150,000 paid to Mr. Harnett as a non-executive employee.

*         Stock Options held at year-end: by Mr. Conover- 10,500; Mr. Harnett- 186,000; Mr. Sullivan- 10,500. For options held by Directors Bowman and Huffman at December 31, 2010 refer to the Outstanding Equity Awards Table.

Director/Committee Fees

Our non-employee directors are paid board fees and committee fees based on attendance.  Directors are paid $1,000 for each board meeting attended and $500 for each committee meeting attended, except that committee fees are only paid for meetings not occurring on board meeting dates.  Chairman Harnett has been retained as a non-executive employee to serve as our Board Chairman and as an advisor to the CEO and Board.  In lieu of Board and committee fees paid to our non-employee directors, Mr. Harnett receives an annual salary of $150,000 and the use of a company-paid automobile, and is eligible to a receive a bonus as determined in the Board’s discretion.  Mr. Harnett is also entitled to certain other benefits in his capacity as a non-executive employee, including participation in the Bank’s 401(k) plan and life, group health and dental insurance plans on the same basis as other employees.  Mr. Harnett is also entitled to a change in control lump sum severance payment in the amount of $500,000 in the event his employment is involuntarily terminated, or if his level of compensation does not remain substantially the same (including bonus) and he voluntarily terminates his employment within 18 months following a change in control as defined by the Office of Thrift Supervision.

Director compensation and benefits are reviewed annually by the compensation committee, who review outside, publicly-available independent compensation reviews from SNL Financial and America’s Community Bankers Association in analyzing board compensation and benefits.  The peer group information used for consideration is based on peer groups as defined and set by the outside service provider based on asset size, geographic location, type of financial institution, and operating performance.  Accordingly, consistent with our objectives, the compensation of our directors is set with regard to the increased demands of serving as a director and local market practice.  We do not, however, specifically benchmark the director compensation or any individual element of compensation to our peer companies, but generally review the information for competitive purposes.

Incentive Stock Awards

Our non-employee directors are eligible, and have received in the past, stock option grants as part of their compensation; however, no grants were awarded to non-employee directors in 2010.  Option grants for non-employee directors are subject to Board approval.  The Board believes that stock option grants further align the interest of the Directors with our stockholders.

Health and Welfare

Non-employee directors were previously allowed to participate in the Bank’s medical insurance plan on a basis consistent with employee participants; of the non-employee directors, only Mr. Sullivan elected to participate.

Communication with Directors

Stockholders wishing to send any communications to WSB’s Board of Directors may do so by writing to the Board at 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716.  Stockholders may also report complaints or concerns about WSB’s accounting, internal accounting controls or auditing matters directly to the Audit Committee by writing to the Audit Committee at the same address.

Complaints relating to WSB’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee.  Other concerns will be referred to the Board of Directors.  All complaints and concerns will be received and processed by the General Counsel’s office upon receipt of your written complaint or concern.  You may report your concerns anonymously or confidentially.

Director Attendance at Annual Meetings

It is WSB’s policy that all Board members attend the Annual Meeting of Stockholders.  All Board members were in attendance at the last Annual Meeting of Stockholders which was held in 2010.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of WSB Holdings, Inc.

The following table sets forth information regarding WSB’s executive officers at March 22, 2011, other than Messrs. Bowman and Huffman.  For information regarding Messrs. Bowman and Huffman, see “Proposal I — Election of Directors — Information as to Nominees and Other Directors.”

Susan L. Grant Age 58

Ms. Grant has been Senior Vice President in charge of the Mortgage Banking Division of the Bank since December 2005. Prior to joining the Bank, Ms. Grant was the Regional Vice President of nBank, of Atlanta, Georgia, from December 2001 to December 2005. Prior to this Ms. Grant was the Regional Vice President of Wholesale Lending for the Royal Bank of Canada from December 1997 thru December of 2001. Prior to this Ms. Grant was the Regional Vice President in charge of Wholesale Lending for New America Financial from December of 1993 thru December of 1997. Ms. Grant began her early career with Chase Manhattan, opening the Mid-Atlantic region for Chase in April of 1985 and until December of 1993.

Gary A. Hobert Age 61

Mr. Hobert has been Senior Vice President in charge of Commercial Lending since May 2010.  Prior to joining the Bank, Mr. Hobert was Senior Vice President of Greater Atlantic Bank from 2001 to 2009.  He was the manager of the Commercial Loan Department and Credit Department.  Prior to that Mr. Hobert has served as a Senior Vice President and Manager of Commercial Lending for several community banks.  He has also been the President of a community bank in Virginia where he served for several years.  Mr. Hobert has 38 years of banking experience.

Carol A. Ramey Age 50

Mrs. Ramey has been Senior Vice President and Chief Financial Officer of WSB and the Bank in December 2008. She has held various positions since joining the Bank in March 1989, previously serving as Vice President and Controller since 2001.

Gerald J. Whittaker Age 54

Mr. Whittaker has been Senior Vice President and Corporate Secretary of WSB since its formation in January 2008.  He has been Senior Vice President and Corporate Secretary of the Bank since November 2000. He previously served as Vice President of the Bank since 1986. Prior to that time, he served as Vice President of Bay State Savings and Loan Association, his employer since October 3, 1983. He is a member of the Maryland State Bar Association, and has been admitted to practice law in Maryland since 1981.

Executive Compensation

The following table sets forth the compensation paid to our Chief Executive Officer as well as the two other most highly compensated executive officers who were serving as executive officers on December 31, 2010 (the “Named Executive Officers”) and who received total compensation exceeding $100,000 during the year ended December 31, 2010.  Our executive officers are paid as employees of the Bank and are not separately paid for their services to WSB.

SUMMARY COMPENSATION TABLE

	Year	Salary	Bonus	(1) All Other Compensation	Total
Name and Principal Position	ending	($)	($)	($)	($)

Phillip C. Bowman	2010	$282,000	$—	$13,216	$295,216
Chief Executive Officer	2009	$282,000	$—	$11,649	$293,649

Kevin P. Huffman	2010	$180,000	$—	$7,567	$187,567
President and	2009	$159,000	$—	$6,645	$165,645
Chief Operating Officer

Susan L. Grant	2010	$110,000	$—	$79,056	$189,056
Senior Vice President- Mortgage Banking	2009	$110,000	$—	$179,860	$289,860

(1)          “All Other Compensation” for 2010 includes employer contributions of $11,176, $7,203 and $7,254 to the 401(k) plan and $2,040, $364 and $490 paid for Life Insurance coverage for Mr. Bowman, Mr. Huffman and Ms. Grant, respectively; also included for Ms. Grant is $71,314 and $169,950 for commissions paid on loan originations for the years ending December 31, 2010 and 2009, respectively.

General Compensation Philosophy

WSB’s executive compensation program is designed to attract, retain and motivate key executives, and to encourage a long-term commitment to WSB.  To achieve this, the Compensation Committee uses a variety of compensation elements, including (1) base salary, (2) annual cash incentive awards, and (3) other compensation and benefits.  The Compensation Committee considers appropriate executive compensation at competitive levels compared to our size and growth level.  On an annual basis or at the time of promotion or other changes in responsibilities, the Compensation Committee determines and approves the total compensation paid to the executive employees considering each executive’s level of experience, unique skills and abilities critical to WSB, tenure, performance, position and responsibility with WSB.  The Compensation Committee considers the overall business outlook and business goals in determining the base salaries.  The Compensation Committee also considers recommendations submitted by the CEO regarding levels of salary and incentive awards for each executive officer.  The CEO provides to the Compensation Committee a three year historical chart of the total direct compensation for each executive officer.  The committee reviews these recommendations and where appropriate, modifies the compensation, awards or grants prior to making its recommendations to the full Board of Directors.  Annual cash incentive awards are designed to attract, retain and motivate our executive officers. Cash incentives are awarded based on performance consistent with our strategic plan.  Cash incentive awards have varied from year to year.  We believe our compensation program is aligned with the interests of our stockholders and sound corporate governance.

Employment Agreement with Phillip C. Bowman

On June 11, 2010, the Bank entered into an amended and restated employment agreement with Mr. Bowman to serve as its Chief Executive Officer.  The term of the agreement expires on April 30, 2011, subject to annual renewal by the Board.  Under the terms of the agreement, if the Bank does not renew Mr. Bowman’s employment agreement, then upon expiration of the agreement, Mr. Bowman is entitled to eight months of his base salary to be paid in eight monthly installments after his employment terminates, unless we waive the non-solicitation provisions thereof.

The Bank’s board of directors has elected not to renew Mr. Bowman’s employment agreement, which will expire by its terms on April 30, 2011, and to waive the non-solicitation provisions thereof.  The board of directors has also orally offered Mr. Bowman the opportunity to serve as our Chief Executive Officer for a term of indefinite duration as an employee at will at the pleasure and discretion of the board of directors at a rate of compensation comparable to his current rate.  Mr. Bowman has indicated that he will remain as Chief Executive Officer on these terms.  The Bank will prepare a formal offer letter specifying the terms of Mr. Bowman’s continuing employment, subject to further board approval.

Mr. Bowman’s current employment agreement provides for an annual salary of $282,000, as may be increased by the board of directors.  Mr. Bowman’s salary is currently set at $282,000.  Under the agreement, Mr. Bowman is eligible to receive an annual bonus as determined by the Compensation Committee and stock options as determined by the independent members of the Bank’s board of directors, as well as reimbursement for monthly dues and related fees for one country club membership, and the use of a company automobile or the lease of an automobile for business use for up to $500 per month and reasonable associated repair and maintenance costs.  Mr. Bowman is also eligible to participate in all employee benefit plans, insurance plans and other fringe benefits maintained by the Bank for the benefit of its executives.

The agreement, which as noted above is in effect until April 30, 2011, terminates automatically upon Mr. Bowman’s death, and Mr. Bowman may terminate the agreement for any reason upon 30 days written notice.  If the agreement is terminated upon Mr. Bowman’s death, his estate is entitled to receive payments of his base salary for 30 days.  In addition, the Bank may terminate the agreement upon Mr. Bowman’s disability, for Cause as defined in the agreement, or without Cause.  If Mr. Bowman is unable to perform his duties due to physical or mental illness or injury, he is entitled to receive his base salary for a period of 26 weeks after using his available sick leave, reduced by any benefits paid by the Bank on account of his disability, after which the Bank may terminate the agreement with no further payments due.  If the Bank terminates Mr. Bowman without Cause, or Mr. Bowman terminates his employment for “Good Reason” as defined in the agreement, he is entitled to an amount equal to his base salary for the remaining term of the agreement plus an additional eight months, paid in consecutive monthly installments following the date of his termination.  Any such payments will be offset by the amount Mr. Bowman receives from subsequent employment with a banking institution during the period such payments are due under the agreement.

If Mr. Bowman’s employment agreement is terminated other that for Cause or voluntary termination by Mr. Bowman, he will be entitled to receive continued group life, health, dental, accident and long-term disability insurance during the remaining term of the agreement, equivalent to the coverage to which he would have been entitled absent such termination.

In addition, if within 12 months following a change of control (as defined in the agreement) the Bank terminates Mr. Bowman’s employment or Mr. Bowman terminates his employment for Good Reason (as defined in the agreement), Mr. Bowman is entitled to a lump sum payment equal to 1.5 times his average annual compensation over the prior five years (or such shorter period of his employment), which amount includes all amounts included in Mr. Bowman’s gross income for tax purposes.

The agreement also contains confidentiality and non-solicitation provisions.

Other Post-Employment Severance and Change-in-Control Benefits

Pursuant to a resolution adopted by the Bank’s Board of Directors approving a lump sum severance payment for the Bank’s officers with the title at the time of Vice President and above in the event of a change in control as defined by the Office of Thrift Supervision, the eligible officers are entitled to a lump sum severance payment if their employment is involuntarily terminated, or if their level of compensation does not remain substantially the same (including bonuses) and they voluntarily terminate their employment, within 18 months following a change in control.  Pursuant to the Board resolution, Mr. Huffman would be entitled to a lump sum severance payment in the amount of $150,000 if within 18 months following a change in control if (i) his employment is involuntarily terminated or (ii) his level of compensation does not remain substantially the same (including bonuses) and he voluntarily terminates his employment.

Other than Mr. Bowman, none of the NEOs are currently entitled to receive post-employment severance payments in the absence of a change-in-control.

Long-Term Incentive Awards

We believe that the granting of stock options, restricted share unit awards, and other stock awards are an appropriate means to compensate our NEOs by aligning their interests with those of our stockholders.  WSB maintains five stock compensation plans, namely our (i) 1997 Omnibus Stock Plan, (ii) Non-Employee Director Plan, (iii) 1988 Stock Incentive Plan, (iv) 1999 Stock Incentive Plan, and (v) 2001 Stock Incentive Plan, which were each approved by our stockholders prior to our reorganization into the holding company structure and were amended in connection with such reorganization to become plans of WSB.  Outstanding options to purchase common stock of the Bank were automatically converted into options to purchase WSB common stock pursuant to the reorganization. No future awards are available under the Non-Employee Director Plan, the 1988 Plan, the 1997 Plan or the 1999 Plan.

Our stock award program is used for offering long-term incentives, rewarding our executive officers and key employees, as a retention tool, and as a means of aligning NEO performance with company objectives. These objectives determine the type of award granted and the number of shares underlying an award. Our Board of Directors and the Compensation Committee have not established specific criteria to be used for granting future stock awards, electing to evaluate the appropriateness of individual grants on a case by case basis, in their subjective, reasoned business judgment and experience.  The Board of Directors and the Independent Directors/Compensation Committee have elected to issue only minimal amounts of stock options in the past three years, and none in 2009 or 2010, in the belief that the NEOs’ interests were appropriately aligned with our stockholders’ long-term interests.

Other than the options granted to Mr. Bowman upon the renewal of his employment agreement in 2007, no equity compensation awards have been granted under our compensation plans since that time.  Under the terms of all of our equity compensation plans, the exercise price of options granted is equal to the closing price of our common stock on the date of grant.  While historically, our CEO has made option grant recommendations to the Independent Directors or Compensation Committee, as applicable, and the Board for the other NEOs and employees, the authority to grant options is vested solely with the Board, which considers the recommendations of the Independent Directors or Compensation Committee serving as an awards committee.

Retirement and Welfare Benefits

We maintain a 401(k) plan that provides an employer matching contribution of 100% of the first 3% of an executive’s compensation, with a contribution equal to $0.50 on the dollar up to the next 2% of an executive’s compensation or the maximum amount allowable by law. This benefit is available to all eligible employees.  Our NEOs participate in our 401(k) plan on the same basis as our other employees.  We also offer health and welfare benefits to our employees, including the NEOs who also receive these benefits on a basis consistent with our other employees. During 2010, in addition to contributions under the 401(k) plan, we offered the following benefits to our NEOs: life, group health and dental insurance.

Bank Owned Life Insurance

The Bank has invested in BOLI to finance employee benefit programs. The current cash surrender value of the policies included in other assets was $11.9 million as of December 31, 2010. The Bank recorded income from the insurance policies for the twelve-month period ended December 31, 2010 of $476,800. Under the BOLI insurance agreement, while employed, the beneficiaries of the NEOs would receive life insurance benefits of two times their annual salary.  Life insurance coverage under the plan is solely during the active employment of the NEO and does not continue past retirement. The outside independent directors have determined that these insurance policies and death benefit endorsement are a desirable and appropriate investment for the Bank.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth, on an award by award basis, information about unexercised stock options held by the Named Executive Officers as of December 31, 2010. All options were granted with an exercise or base price of 100% of market value as determined in accordance with the applicable plan. The number of shares subject to each award and the exercise or base price have been adjusted to reflect all stock splits effected after the date of such award, but have not otherwise been modified.

Outstanding Equity Awards at Fiscal Year End

	Option Awards
Name	Number of Securities Underlyijng Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Phillip C. Bowman	5,000	—	8.6500	04/18/17

Kevin P. Huffman	15,000	—	3.2667	11/01/11
	12,000	—	3.4667	12/19/11
	3,000	—	5.2000	11/20/12

Susan L. Grant	—	—	—	—

(1)          Mr. Bowman’s options for 5,000 shares of stock were granted on April 18, 2007 at $8.65 per share to be vested 50% on April 18, 2008 and the remaining 50% on April 18, 2009. Mr. Huffman’s options for 15,000 shares of stock were granted on November 1, 2001 at $3.2667 per share to be vested 50% on November 1, 2002 and the remaining 50% on November 1, 2003; 12,000  were granted on December 19, 2001 at $3.4667 per share to be vested 50% on December 19, 2002 and the remaining 50% on December 19, 2003 and 3,000 were granted on November 20, 2002 at $5.20 per share to be vested 50% on November 20, 2003 and the remaining 50% on November 20, 2004.

Certain Relationships and Related Person Transactions

From time to time, WSB has had, and expects to have in the future, banking transactions in the ordinary course of business with its directors and officers, and other related parties.  WSB maintains written policies and procedures to strictly control all loans to insiders in accordance with Federal law (Regulation O). Insiders include any executive officer, director, or principal stockholder and entities which such persons control. These transactions have been made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with unaffiliated parties. The extensions of credit to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features. None of these loans or other extensions of credit are disclosed as nonaccrual, past due, restructured or potential problem loans.

WSB’s Board of Directors is required to review all related party transactions, excluding insider loans, which are approved by the full Board of Directors, and with any interested director not participating in the approval process, for potential conflicts of interest. All related party transactions and relationships must be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arms length. To the extent such transactions are ongoing business relationships with WSB, such transactions are reviewed annually. Related party transactions are those involving WSB and the Bank, which are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require that WSB’s directors and executive officers and persons holding more than ten percent of its outstanding shares of common stock report their ownership and changes in such ownership to the Securities and Exchange Commission and WSB.  Based solely on its review of the copies of such reports, we believe that, for the year ended December 31, 2010, all Section 16(a) filing requirements applicable to WSB’s officers, directors and greater than ten percent stockholders were complied with on a timely basis, with the exception of a Form 4 required to be filed by Mr. McPherson for his purchases of WSB common stock on May 5, 2010, which Form 4 was filed on May 11, 2010.

Audit Committee Report

The Audit Committee has reviewed and discussed WSB’s audited financial statements for the year ended December 31, 2010 with management and with WSB’s independent registered public accounting firm, Stegman & Company. The Audit Committee has discussed with Stegman & Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Stegman & Company required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Stegman & Company their independence.  Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2010 be included in WSB’s Annual Report on Form 10-K for the year ended December 31, 2010.

Submitted by the members of the Audit Committee:

Michael J. Sullivan (Chairman)

George Q. Conover

Charles A. Dukes, Jr.

Eric S. Lodge

Charles W. McPherson

Independent Registered Public Accounting Firm

The Audit Committee has appointed Stegman & Company as WSB’s independent registered public accounting firm to audit the books and accounts of WSB and its subsidiaries for the year ending December 31, 2011. Stegman & Company has served as independent auditors for the subsidiaries of WSB for the last eleven years and as auditors for WSB since 2008. Stegman & Company has advised WSB that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with WSB or its subsidiaries other than as independent registered public accountants. Representatives of Stegman are expected to be present at the annual meeting and available to respond to appropriate questions and will also be permitted to make a statement if they so desire. The following is a summary of the fees billed to WSB by Stegman & Company for professional services rendered for the years ended December 31, 2010 and 2009:

Fee Category	Fiscal 2010 Fees	Fiscal 2009 Fees

Audit Fees	$114,818	$104,891
Audit-Related Fees	14,395	10,855
Tax Fees	9,000	10,650

Total Fees	$138,213	$126,396

Audit Fees consist of fees billed for professional services rendered for the audit of the WSB’s annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of WSB’s consolidated financial statements and are not reported under “Audit Fees”. The fees shown above were for consulting and research, and for certain compliance reporting.

Tax Fees. Consist of fees billed for professional services for tax compliance and advice, tax planning and preparation of tax returns.

All Other Fees. There were no fees billed for other professional services in fiscal years 2010 and 2009 that were not included in one of the above categories.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by its independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. For audit services, the independent registered public accounting firm provides an engagement letter in advance of the Audit Committee meeting, outlining the scope of the audit and related audit fees. If agreed to by the Audit Committee, this engagement letter is formally accepted by the Audit Committee at the Audit Committee meeting.  For non-audit services, WSB’s senior management will submit from time to time to the Audit Committee for approval non-audit services that they recommend the Audit Committee engage the independent registered public accounting firm to provide for the year. WSB’s senior management and the independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process. The Audit Committee may delegate pre-approval authority to its Chairman. The Chairman must report any decisions to the Audit Committee at the next scheduled meeting.

PROPOSAL 2:                                    APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN

Introduction

The Board of Directors has approved and is proposing for stockholder approval the WSB Holdings, Inc. 2011 Equity Incentive Plan (the “2011 Plan”).  To date, no grants have been made under the 2011 Plan.

The purpose of the 2011 Plan is to advance the interests of WSB by providing directors and selected employees of the Bank, WSB, and their affiliates with the opportunity to acquire shares of common stock.  By encouraging stock ownership, we seek to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to directors and selected employees of WSB, the Bank and their affiliates to promote the success of the business as measured by the value of our shares, and generally to increase the commonality of interests among directors, employees, and other stockholders.

The 2011 Plan provides for the grant of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, and other stock-based awards, or any combination of the foregoing, in accordance with the terms thereof.  As of March 16, 2011, no awards were outstanding under the 2011 Plan.

Our Board of Directors believes that stock options and other stock-based awards are important to attract and to encourage the continued employment and service of officers, key employees, directors and service providers by facilitating their purchase of a stock interest in WSB.  In the Board of Directors’ view, an initial or increased stock option grant or other stock-based award will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of participants and stockholders.

We currently have one other equity incentive plan with shares available for future awards, our 2001 Stock Incentive Plan (the “2001 Plan”).  As of March 16, 2011, there were 410,875 shares of Common Stock available for grant under the 2001 Plan.  The Board of Directors believes that this number is not sufficient to meet our anticipated needs going forward.  Regardless of whether the 2011 Plan is adopted, WSB will continue making grants under the 2001 Plan to the extent shares are available under such Plan.

All of WSB’s, the Bank’s and their affiliates’ employees, including executive officers, non-employee directors, and all other individuals providing bona fide services to or for WSB, the Bank or an affiliate, such as consultants and independent contractors (“Eligible Persons”), are eligible to receive grants of Awards under the 2011 Plan.  As of March 16, 2011, there were approximately six executive officers, 133 employees, no service providers and six non-employee directors of WSB who would be eligible to be selected by the Administrator to receive Awards under the 2011 Plan.

We intend to file a registration statement under the Securities Act of 1933, as amended, to register the shares of common stock to be issued pursuant to the 2011 Plan.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2011 Plan. Because participation and the types of awards under the 2011 Plan are subject to the sole discretion of the Administrator, it is not possible to determine the benefits or amounts that will be received by any participant or group if our stockholders approve the 2011 Plan.

Required Vote

The approval by the affirmative vote of the holders of a majority of the votes cast on this proposal at the Annual Meeting is required to approve the adoption of the 2011 Plan, attached hereto as Appendix A. Abstentions and broker non-votes will not be considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

Under the applicable rules of the various national and regional securities exchanges applicable to their member brokerage firms, brokers and other “street name” record holders of our shares of common stock are not permitted to vote such shares on the proposal to approve the 2011 Plan unless they receive instructions from the beneficial owners of the shares. If you hold your shares through a bank, broker or other nominee, it is extremely important that you instruct your record holder how to vote your shares. If you do not, your shares will not be voted on the proposal to approve the 2011 Plan at the Annual Meeting.

The Board of Directors recommends a vote FOR Proposal 2.

Description of the Plan

A summary of the material provisions of the 2011 Plan is set forth below.  This summary is qualified in its entirety by the detailed provisions of the 2011 Plan.  A copy of the 2011 Plan and forms of agreement thereunder is attached as Appendix A to this Proxy Statement.  Terms not otherwise defined have the meanings assigned to such terms in the 2011 Plan.

Administration

The 2011 Plan is administered by the Board or a committee that may be appointed by the Board (the “Administrator”).  We expect the Compensation Committee of the Board of Directors to administer the 2011 Plan.  In addition, as permitted by applicable law, the Board may authorize an officer or officers to grant Awards, other than stock Awards, to other officers and employees of WSB and its affiliates, who serves as the Administrator of the 2011 Plan to the extent authorized.  Subject to the terms of the 2011 Plan, the Administrator may determine the eligible persons to whom awards are granted, the, type of awards to be granted, the number of shares of common stock covered by or used for reference purposes for each Award, whether to modify, amend, extend or renew existing Awards, and the terms, limitations, restrictions and conditions of all Awards, including the exercise price of options, whether an option is an incentive stock option or a non-qualified stock option, exceptions to nontransferability, any performance goals applicable to Awards and provisions relating to vesting and the period of exercise or restriction.

Subject to the provisions of the 2011 Plan, the Administrator may construe and interpret the 2011 Plan and Awards granted under the 2011 Plan (including the agreements evidencing such Awards).  The Administrator may adopt, and interpret such rules and regulations relating to the 2011 Plan and make all other determinations for the administration of the 2011 Plan.  The determinations of the Administrator on the matters outlined above are binding and final.

Stock Subject to the Plan

The maximum number of shares of our common stock that may be issued with respect to Awards granted under the 2011 Plan is 500,000 plus (i) any shares of common stock that are available under the 2001 Plan as of its termination date and (ii) shares of common stock subject to options granted under the 2001 Plan that expire or terminate without having been fully exercised.  In no event, however, may the number of shares issuable pursuant to incentive stock options exceed 500,000.

If our outstanding common stock changes as a result of a stock dividend, spin-off, stock split split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination or similar event, then (a) the maximum number of shares of common stock as to which Awards may be granted under the 2011 Plan and (b) the number of shares covered by and the exercise price and other terms of outstanding Awards will automatically be adjusted to reflect such event, unless the Board of Directors determines that no adjustment to the maximum number of shares issuable under the 2011 Plan will be made.

If an option expires or terminates without having been fully exercised, or if shares of restricted stock are forfeited, then the unissued shares of common stock that had been subject to the Award will be available for the grant of additional Awards.

Stock Options

The 2011 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not qualify as incentive options.  Incentive stock options may only be granted to employees of WSB, the Bank or an eligible affiliate on the date of grant.  Each option granted under the 2011 Plan will be identified either as a non-qualified stock option or an incentive stock option and will be evidenced by an Agreement that specifies the terms and conditions of the option.

The exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of WSB’s common stock on the date of grant.  However, in the case of an incentive stock option granted to an employee who, on the date of grant, is the beneficial owner of at least 10% of the common stock, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.

The period during which an option granted under the 2011 Plan will be exercisable, as determined by the Administrator, will be set forth in the agreement evidencing the option Award.  However, an incentive stock option may not be exercisable for more than ten years from its date of grant.

At the discretion of the Committee, options granted under the Plan may include a “re-load” feature pursuant to which a participant exercising an option by the delivery of common stock would automatically be granted an additional option (with an exercise price equal to the fair market value of the common stock on the date the additional option is granted) to purchase that number of shares of common stock equal to the number delivered to exercise the original option.

Other Awards

The Administrator may also award:

Stock Appreciation Rights.  The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”).  The holder of a SAR is entitled to receive upon exercise the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of WSB’s common stock over the base price per share of the SAR, which may not be less than the fair market value on the date of grant..  Payment by WSB of the amount receivable upon any exercise of a SAR may be made by the delivery of common stock, cash, or any combination of common stock and cash, as specified in the Grant Agreement or as determined in the sole discretion of the Administrator.    No fractional shares will be used for such payment and the Administrator will determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

Restricted and Unrestricted Stock Awards.  The Administrator may grant shares of restricted or unrestricted stock, subject to the terms and conditions in the 2011 Plan.  Shares of restricted stock granted under the 2011 Plan will consist of shares of common stock that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as determined by the Administrator, including but not limited to duration of service or the achievement of one of more performance goals (as discussed further below).  Generally, if the Participant’s employment or service as a director terminates during the vesting period for any reason other than in connection with a change of control or because of the Participant’s retirement, death or Disability, any shares of unvested restricted stock will be forfeited.  Under the 2011 Plan, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed on any Award of restricted stock after the issuance of such Award on such terms and conditions as the Administrator deems appropriate.

Phantom Stock.  The Administrator grant Awards to eligible participants denominated in stock-equivalent units.  A grant of phantom stock entitles the holder thereof to receive the market value of an equivalent number of shares of common stock on the settlement date determined by the Administrator.  An Award of Phantom Stock may be settled in common stock, cash or in a combination of common stock and cash.  The Administrator will determine the other terms and conditions of any phantom stock award, which will be set forth in the agreement evidencing the Award.

Performance Awards.  The Administrator may, in its sole discretion, grant Performance Awards under the 2011 Plan, which become payable on account of attainment of one or more Performance Goals established by the Administrator.  Performance awards may be paid by the delivery of common stock, cash or any combination of common stock and cash.

Performance Goals established by the Administrator may be based on one or more business criteria that apply to either an individual or group of individuals, WSB, the Bank and/or one or more of its affiliates and over such period as the Administrator may designate.  Such Performance Goals can be based on operating income, earnings or earnings growth, sales, return on assets, equity or investments, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

Other Stock-Based Awards

The Administrator is also authorized to grant other stock-based awards to eligible Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to WSB’s common stock, subject to terms and conditions in the 2011 Plan.

General Provisions

Transferability.  Except as otherwise determined by the Administrator and set forth in the agreement evidencing an Award (and in any case with respect to an incentive stock option), no Award granted under the 2011 Plan is transferable other than by will or the applicable laws of descent and distribution in the event of the participant’s death, or pursuant to the terms of a “qualified domestic relations order” (as defined in Section 414(p) of the Code).  Unless otherwise determined by the Administrator, during the grantee’s lifetime, an Award may be exercised only by the grantee or, during a period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

Change of Control. In the event of a change of control of WSB (as defined in the 2011 Plan), holders of options and other Awards that are exercisable or convertible, or that become exercisable or convertible upon or prior to a change of control as provided for in the agreement evidencing such Award, may exercise or convert such Awards immediately prior to the change of control.  If the agreement evidencing the Award makes no provision for the acceleration of exercisability or conversion of the Award in connection with a change of control, any unvested portion of such Award may terminate upon the change of control.

Amendments, Termination and Modification. The Board of Directors may at any time for any reason amend or discontinue the 2011 Plan, but no such action may be taken which adversely affects any rights under an outstanding Award without the holder’s consent.  However, after the 2011 Plan has been approved by the stockholders of WSB, the Board of Directors may not amend or modify the 2011 Plan or any portion thereof without the approval of WSB’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations.  Furthermore, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the 2011 Plan.

Term of the 2011 Plan.  Unless sooner terminated by the Board, the 2011 Plan will terminate ten years from the date that it is approved by the stockholders, or April 27, 2021.  The termination of the 2011 Plan will not, however, affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the 2011 Plan.  State and local tax consequences may differ.

Incentive Stock Options.  An option holder will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item that is required to be included in income for purposes of the alternative minimum tax.

The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an incentive stock option will be treated as capital gain or loss; provided, however, that if certain holding period requirements are not satisfied the option holder generally will recognize ordinary income at the time of the disposition.  Gain recognized on the disposition in excess of the ordinary income resulting there from will be capital gain, and any loss recognized will be a capital loss.

Non-qualified stock options, stock appreciation rights, awards of phantom stock and performance awards.  A grantee generally is not required to recognize income on the grant of a non-qualified stock option, stock appreciation right, phantom stock award or performance award.  Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option or stock appreciation right is exercised or in the case of an award of phantom stock or a performance award on the date of payment of such Award in cash or shares of common stock.  In general, the amount of ordinary income required to be recognized (a) in the case of a non-qualified stock option, is an amount equal to the excess, if any, of the fair market value of the shares of common stock on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and the fair market value of any shares of common stock received on exercise, and (c) in the case of an award of phantom stock or a performance award, the amount of cash and the fair market value of any shares of common stock received.  In all three of these instances, ordinary income also includes the amount of any taxes withheld upon payment of the Award.

Restricted Stock.  Shares of restricted stock awarded under the 2011 Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award.  Unless a grantee of shares of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee generally is not required to recognize ordinary income on the award of restricted stock.  Instead, on the date the substantial risk of forfeiture lapses, the grantee will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock on such date over the amount, if any, paid for such shares.  If a grantee makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares.  In such case, the grantee will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

Unrestricted Stock.  In general, a grantee is required to recognize ordinary income on the date of issuance of unrestricted shares of common stock to the grantee equal to the excess, if any, of the fair market value of such shares on such date over the amount, if any, paid for such shares.

Gain or Loss on Sale or Exchange of Common Stock.  A grantee will recognize gain or loss upon the sale or exchange of shares of common stock granted or awarded under the 2011 Plan.  In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2011 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.  Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the grantee holds the shares once they are acquired.  However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a grantee generally will be required to recognize ordinary income upon such disposition.

The capital gain or loss will be equal to the difference between the selling price and the optionee’s basis in the stock.  For options, the basis is generally the sum of the option price plus the amount of taxable income the optionee reported upon the exercise of the option.

Deductibility by WSB.  WSB generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option.  However, if a grantee is required to recognize income as a result of a disqualifying disposition, WSB will generally be entitled to a deduction equal to the amount of ordinary income so recognized.  In general, in the case of a non-qualified stock option (including an incentive stock option that is treated as a non-qualified stock option, as described above), a stock appreciation right, a stock award, an award of phantom stock or a performance award, WSB will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.

Parachute Payments.  Where payments to certain persons that are contingent on a change in control exceed limits specified in Section 280G of the Code, the person generally is liable for a 20% federal excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments.  Under the 2011 Plan, the Administrator may grant options and other Awards for which the vesting is accelerated by a change in control of WSB.  Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation.  Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year.  The 2011 Plan has been designed to allow the grant of options, awards of restricted stock and other stock-based awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2010, with respect to compensation plans under which equity securities of WSB are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (1)	341,375	3.56	410,875

(1) Includes the Non-employee Directors’ Stock Option Plan, the 1997 Omnibus Stock Plan, the 1999 Stock Option and Incentive Plan and the 2001 Stock Option and Incentive Plan.  The Plans were approved by security holders of the Bank.  Effective January 3, 2008, all of the then stockholders of the Bank became stockholders of WSB.

OTHER MATTERS

As of the date of this proxy statement, management is not aware of any business to come before the annual meeting other than the matters that are described in this proxy statement.  However, if any other matters properly come before the special meeting, we intend that the proxies solicited by this proxy statement will be voted on those other matters in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT ON FORM 10-K

A copy of WSB’s Annual Report on Form 10-K for the year ended December 31, 2010 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement.

WSB filed its 2010 Annual Report on Form 10-K with the Securities and Exchange Commission.  WSB will mail without charge, to any beneficial holder of its securities, upon written request, a copy of its Annual Report on Form 10-K for the year ended December 31, 2010, excluding exhibits, to any beneficial owner of its securities without charge upon receipt of a written request from such person. Please send a written request to Investor Relations, WSB, 4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

In order to be eligible for inclusion in WSB’s proxy materials distributed to stockholders for the 2012 annual meeting of stockholders, stockholder proposals submitted to WSB in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form, in accordance with Rule 14a-8, at our executive offices no later than December 2, 2011. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of WSB by Certified Mail—Return Receipt Requested.

Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, WSB’s stockholders are notified that the notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2012 annual meeting of stockholders must be received by our Secretary between November 2, 2011 and December 2, 2011.  As to all such matters for which notice is received outside of this timeframe, discretionary authority to vote on such proposal will be granted to the persons designated in WSB’s proxy related to the 2012 Annual Meeting.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is being solicited by the WSB Board of Directors.  The cost of solicitation of proxies will be borne by WSB and we will reimburse banks, brokers and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.  In order to assure that a quorum is present at the meeting, proxy solicitation may also be made personally or by telephone or telegram by directors, officers, and employees of WSB and its subsidiaries without added compensation.

You may revoke your proxy at any time prior to or at the meeting by written notice to WSB, by executing a proxy bearing a later date, or by attending the meeting and voting in person.  If your shares are held in street name, you must contact your brokerage firm or bank to change your vote.

March 22, 2011

APPENDIX A

WSB HOLDINGS, INC

2011 EQUITY INCENTIVE PLAN

1.             Establishment, Purpose and Types of Awards.  WSB Holdings, Inc. (the “Company”), the parent holding company of The Washington Savings Bank (the “Bank”) hereby establishes the WSB HOLDINGS INC 2011 EQUITY INCENTIVE PLAN (the “Plan”).  The purpose of the Plan is to advance the interests of the Company by providing directors and selected employees of the Bank, the Company, and their Affiliates with the opportunity to acquire shares of Common Stock.  By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their Affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees, and other stockholders.

The Plan permits the granting of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.             Definitions.  Under the Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships), including The Washington Savings Bank.  For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

“Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award pursuant to the Plan.

The “Bank” means The Washington Savings Bank.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning ascribed to such term or words of similar import in Participant’s written employment or service contract with the Company or Bank and, in the absence of such agreement or definition, means Participant’s (i) conviction of, or plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, the Bank, or any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with Participant’s duties or willful failure to perform Participant’s responsibilities in the best interests of the Company or Bank; (v) illegal use or distribution of drugs; (vi) violation of any Company, Bank or Affiliate rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by

Participant for the benefit of the Company or Bank, all as determined by the Administrator, which determination will be conclusive.

“Change of Control” means if any of the following occurs:

(i)  any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) or the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the general rules and regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 25% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or

(ii)  the stockholders of the Company approve a definitive agreement for (i) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (ii) the sale, exchange or other disposition of all or substantially all of the assets of the Company; or

(iii)  during any period of two years or less, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least 75% of the directors then still in office who were directors at the beginning of the period.  Notwithstanding the foregoing, a Change of Control shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender exchange offer is commenced by, the Company or any of its subsidiaries, any profit sharing, employee ownership or other employee benefit plan of the Company or any subsidiary of any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities; or

(iv) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” means WSB Holdings, Inc.

“Disability” shall, unless otherwise expressly provided in the applicable Grant Agreement, have the meaning ascribed to such term or words of similar import in the Grantee’s written employment or similar agreement with the Company or an Affiliate; provided, however, that if there is no such agreement, Disability shall mean a physical or mental condition that renders the Participant unable to perform the duties of the Participant’s customary position of service for an indefinite period that the Administrator determines will be of long, continued duration.  The Participant will be considered Disabled as of the date the Administrator determines the Participant first satisfied the definition of Disability.  The Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether Participant is totally and permanently disabled will be final and binding on all parties concerned.

“Employee” means any person employed by the Company, the Bank, or any Affiliate, other than in the capacity as director, advisory director or comparable status.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock for any purpose on a particular date: (i) the closing price quoted on The NASDAQ Stock Market or other national securities exchange or national securities association that is the principal market for the Common Stock; (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Administrator’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the closing bid price on the relevant date furnished by a professional market maker for the Common Stock selected by the Administrator in its sole discretion.  If the Common Stock is listed or quoted as described in clause (i), clause (ii) or clause (iii) above, as applicable, but no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the nearest preceding date on which trading of the Common Stock occurred.  For all purposes under the Plan, the term “relevant date” as used in this definition means either the date as of which Fair Market Value is to be determined or the nearest preceding date on which public trading of the Common Stock occurred, as determined in the Administrator’s sole discretion.

“Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan.  Each Grant Agreement shall incorporate the terms of the Plan.

“Participant” means a person eligible to be granted Awards under the Plan pursuant to Section 5 hereof.

“Parent” shall mean a corporation, whether nor or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code section 424(e), or any successor thereto.

“Performance Goals” shall mean performance goals established by the Administrator which may be based on one or business criteria selected by the Administrator that apply to an individual or group of individuals, the Corporation and/or one or more of its Affiliates either separately or together, over such performance period as the Administrator may designate, including, but not limited to, criteria based on operating income, earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

“Prior Plan” means The Washington Savings Bank 2001 Stock Option and Incentive Plan.

“Subsidiary” and “Subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in section 424(f) of the Code, or any successor thereto.

“Ten-Percent Stockholder” shall mean a Participant who (applying the rules of Code section 424(d)) owns stock possessing more than 10% of the total combined voting power or value of all classes of stock or interests of the Corporation or a Parent or Subsidiary of the Corporation.

3.             Administration.

(a)           Administration of the Plan.  The Plan shall be administered by the Board or a committee that may be appointed by the Board from time to time; provided, however, that unless otherwise determined by the Board, the Administrator shall be composed solely of two or more persons who are “outside directors” within the meaning of Code section 162(m)(4)(C)(i) and the regulations promulgated thereunder and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.  To the extent allowed by applicable state or federal law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b)           Powers of the Administrator.  The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:  (i) determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions (not inconsistent with the Plan) upon any such Award as the Administrator shall deem appropriate, including, but not limited to, whether a stock option shall be an incentive stock option or a nonqualified stock option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Awards would terminate, the period during which Awards may be exercised, and the period during which Awards shall be subject to restrictions; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate, extend or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company or an Affiliate; (vii) establish objectives and conditions (including, without limitation, vesting criteria), if any, for earning Awards and determining whether such objectives and conditions have been satisfied; (viii) determine the Fair Market Value of the Common Stock from time to time in accordance with the Plan; and (ix) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c)           Non-Uniform Determinations.  The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)           Limited Liability.  To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)           Indemnification.  To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f)            Reliance on Reports.  Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan.  In no event shall any person who is or shall have been a member of the Board or the Administrator be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

(g)           Effect of Administrator’s Decision.  All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

(h)           Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in Bowie, Maryland.  Each party shall bear its own legal fees and expenses, unless otherwise determined by the arbitrator. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4.             Shares Available for the Plan.  The aggregate number of shares of Common Stock issuable pursuant to all Awards granted under the Plan shall not exceed 500,000 plus (i) any available shares of Common Stock under the Prior Plan as of its termination date and (ii) shares of Common Stock subject to options granted under the Prior Plan that expire or terminate without having been fully exercised.  Notwithstanding the foregoing (but subject to adjustment as provided in Section 7(f)), in no event may the number of shares issuable pursuant to the exercise of incentive stock options granted hereunder exceed 500,000.  The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 7(f).

The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(f) of the Plan.  If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that to the extent required by applicable law, any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.             Participation.  Participation in the Plan shall be open to those employees, officers and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time.  The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6.             Awards.  The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan.  All Awards shall be subject to the terms and conditions provided in the Grant Agreement.  Awards may be granted individually or in tandem with other types of Awards.  Each Award shall be evidenced by a Grant Agreement, and each Award shall be subject to the terms and conditions provided in the applicable Grant Agreement.  The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award.  If any such deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferral.

(a)           Stock Options.  The Administrator may from time to time grant to eligible Participants Awards of incentive stock options as that term is defined in Code section 422 or non-qualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company.  The exercise price of any option granted under the Plan shall not be less than the Fair Market Value of the shares of Common Stock underlying such option on the date of grant, provided, however, that an incentive stock option granted to an Employee who owns stock representing more than 10% of the combined voting power of the Company or any Affiliate must have an exercise price at least equal to 110% of Fair Market Value as of the date of grant.  No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(i) Special Rules for Incentive Stock Options. The aggregate Fair Market Value, as of the date the Option is granted, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company, or any Parent or Subsidiary), shall not exceed $100,000 or such other dollar limitation as may be provided in the Code.  Notwithstanding the prior provisions of this Section, the Board may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are non-qualified stock options.

(b)           Stock Appreciation Rights.  The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”).  A SAR may be exercised in whole or in part as provided in the applicable Grant Agreement and entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, which shall not be less than the Fair Market Value of one share of Common Stock as of the date the SAR is granted, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised.  Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement or as determined in the sole discretion of the Administrator.  If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date.  No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c)           Stock Awards.  The Administrator may from time to time grant restricted or unrestricted Stock Awards to eligible Participants in such amounts, on such terms and conditions (which terms and conditions may, without limitation, condition the vesting or payment of Stock Awards on duration of service or the achievement of one or more Performance Goals), and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.  By action taken after the restricted Stock Award is issued, however, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Grant Agreement.

(d)           Phantom Stock.  The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“Phantom Stock”) in such amounts and on such terms and conditions as it shall determine, which terms and conditions may condition the vesting or payment of Phantom Stock on the achievement of one or more Performance Goals.  Phantom Stock granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets.  An Award of Phantom Stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as specified in the Grant Agreement.  Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a Phantom Stock Award solely as a result of the grant of a Phantom Stock Award to the grantee.  In granting any such Phantom Stock Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

(e)           Performance Awards.  The Administrator may, in its sole discretion, grant Performance Awards, which become payable on account of attainment of one or more Performance Goals established by the Administrator.  Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement.

(f)            Other Stock-Based Awards.  The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.  Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator as set forth in the Grant Agreement.  In granting any such Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

6.1           Reload Options.   At the discretion of the Administrator and subject to such restrictions, terms and conditions as the Administrator may establish, Options granted under the Plan may include a “reload” feature pursuant to which a Participant exercising an Option by the delivery of a number of shares of Common Stock (to the extent that such payment is permitted under the applicable Grant Agreement or otherwise permitted by the Board) is automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of

Common Stock equal to the number of delivered to exercise the original Option with an Option term equal to the remainder of the original Option term or as otherwise provided in the Grant Agreement for the original Option.

7.             Miscellaneous.

(a)           Investment Representations.  The Administrator may require each person acquiring shares of Common Stock pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.  The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.  All certificates for shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws.  The Administrator may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

(b)           Compliance with Securities Law.  Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such an Award upon any securities exchange or interdealer quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of nonpublic information or the satisfaction of any other condition is necessary in connection with the issuance or purchase of shares under such an Award, such Award may not be exercised, in whole or in part, unless such satisfaction of such condition shall have been effected on conditions acceptable to the Administrator.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

(c)           Withholding of Taxes.  Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability.  The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award.  In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(d)           Loans.  To the extent otherwise permitted by law, the Company or its Affiliate may make loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(e)           Transferability.  Except as otherwise determined by the Administrator or provided in a Grant agreement, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution or pursuant to the terms of a “qualified domestic relations order” (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).  Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(f)            Adjustments for Corporate Transactions and Other Events.

(i)            Capital Adjustments.  In the event of any change in the outstanding Common Stock by reason of any stock dividend, spin-off, stock split, reverse stock split, split- up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination, exchange of shares or the like, then (A) the maximum number of shares of such Common Stock as to which Awards may be granted under the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be appropriately adjusted to reflect such event, unless, with respect to Section 7(f)(i)(A) only, the Board determines, at the time it approves such action that no such adjustment shall be made.  The Administrator may make adjustments, in its sole discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)           Change of Control Transactions.  In the event of any transaction resulting in a Change of Control of the Company, (A) except as provided in the next sentence of this Section 7(f)(ii), all outstanding stock options and other Awards shall vest and become exercisable to the extent provided for in the applicable Grant Agreement, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change of Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change of Control.  If the acceleration or vesting of an Award or Awards pursuant to this Section 7(f)(ii) would cause any portion of the Award or Awards to be treated as a “parachute payment” (as defined in section 280G of the Code), then except as may be expressly provided in the applicable Grant Agreement such Award or Awards shall vest only to the extent that such acceleration of vesting does not cause any portion of the Award or Awards to be so treated.  In addition, and notwithstanding any provision of any Grant Agreement, payments in respect of Awards are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.

(g)           Substitution of Awards in Mergers and Acquisitions.  Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Bank or an Affiliate as the result of a merger or consolidation of the employing entity with the Bank or an Affiliate, or the acquisition by the Bank or an Affiliate of the assets or stock of the employing entity.  The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(h)           Termination, Amendment and Modification of the Plan.  The Board may terminate, amend or modify the Plan or any portion thereof at any time, but no amendment or modification shall be made which would impair the rights of any grantee under any Award theretofore made, without his or her consent.  Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan or any portion thereof without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange (e.g. The NASDAQ Stock Market) or quotation system on which the Common Stock is listed or traded.  Furthermore, notwithstanding anything to the contrary contained in the Plan, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.

(i)            Non-Guarantee of Employment or Service.  Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in: (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(j)            No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person.  To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k)           Governing Law.  The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws principles.  Any suit with respect to the Plan shall be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located.

(l)            Effective Date; Termination Date.  The Plan is effective as of the date approved by the Company’s stockholders and shall continue in effect for a term of ten (10) years, unless earlier terminated pursuant to Section 7(g) hereof.  No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date the Plan is approved by the stockholders, and no Award under the Plan shall have a term of more than ten (10) years.  Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards expire or have been satisfied or terminated in accordance with the Plan and the terms of such Awards; provided, however, that no Award that contemplates exercise or conversion may be exercised or converted, and no Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested, in each case, for more than ten years after the date such Award was initially granted.

(m)          Regulatory Restrictions.  The Plan and the Company’s obligations under the Plan and any Grant Agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.  Without limiting the generality of the foregoing, (i) the Company shall not be required to sell or issue any shares of Common Stock pursuant to any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, and (ii) the inability of the Company to obtain any necessary authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful exercise or payment of any Award hereunder, shall relieve the Company of any liability in respect of the exercise or payment of such Award to the extent such requisite authority shall have been deemed necessary and shall not have been obtained.

PLAN APPROVAL:

Date Approved by the Board:

Date Approved by the Stockholders:

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 Revocable Proxy WSB HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of WSB Holdings, Inc.("WSB"), hereby appoints and constitutes Gerald J. Whittaker and Cheryl Golden, or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution and revocation in each, to vote the stock of the undersigned at the Annual Meeting of Stockholders of WSB, to be held at the Comfort Inn Conference Center, 4500 Crain Highway, Bowie, Prince George’s County, Maryland 20716, on, Wednesday, April 27, 2011, at 9:00 a.m., local time, and at any adjournments or postponements thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present, upon the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated March 22, 2011, receipt of which is hereby acknowledged, and with discretionary authority as to any other matters that may properly come before the annual meeting. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF WSB HOLDINGS, INC. April 27, 2011 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.twsb.com/ab_financial_quarterly.html. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors for a term of three years. O William J. Harnett ____ O Kevin P. Huffman ____ O Charles W. McPherson ____ 2. Approval of the WSB Holdings, Inc. 2011 Equity Incentive Plan. The shares represented by this Proxy will be voted as and to the extent specified herein and in the discretion of the proxy holders on all other matters properly coming before the meeting. If this Proxy does not specify otherwise, said shares will be voted FOR all of the nominees for director and FOR the approval of the 2011 Equity Incentive Plan, and will be voted in the discretion of the proxy holder as to any other matters presented at the meeting. The Board of Directors solicits discretionary authority to cumulate votes if other shareholders also indicate their intention to cumulate votes. If votes in the election for Directors are cumulated, votes cast by a shareholder by proxy will be distributed among those nominees selected by him in a manner intended to elect the maximum number of the nominees of the Board of Directors. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20330000000000000000 9 042711 INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( ) To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. FOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors for a term of three years. O William J. Harnett ____ O Kevin P. Huffman ____ O Charles W. McPherson ____ 2. Approval of the WSB Holdings, Inc. 2011 Equity Incentive Plan. The shares represented by this Proxy will be voted as and to the extent specified herein and in the discretion of the proxy holders on all other matters properly coming before the meeting. If this Proxy does not specify otherwise, said shares will be voted FOR all of the nominees for director and FOR the approval of the 2011 Equity Incentive Plan, and will be voted in the discretion of the proxy holder as to any other matters presented at the meeting. The Board of Directors solicits discretionary authority to cumulate votes if other shareholders also indicate their intention to cumulate votes. If votes in the election for Directors are cumulated, votes cast by a shareholder by proxy will be distributed among those nominees selected by him in a manner intended to elect the maximum number of the nominees of the Board of Directors. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF WSB HOLDINGS, INC. April 27, 2011 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20330000000000000000 9 042711 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.twsb.com/ab_financial_quarterly.html. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( ) To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. FOR AGAINST ABSTAIN